UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2021

HighCape Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

452 Fifth Avenue, 21st Floor

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 793-3510

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	CAPAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CAPA	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	CAPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On February 18, 2021, HighCape Capital Acquisition Corp. (“HighCape” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, the Company’s entry into a business combination agreement, by and among HighCape, Tenet Merger Sub, Inc., a wholly owned subsidiary of HighCape, and Quantum-SI Incorporated (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”).

This Current Report on Form 8-K/A (this “Amended 8-K”) is being filed solely to amend Item 9.01 of the Original 8-K to:

(i)	replace one of the Forms of PIPE Subscription Agreement referenced in Exhibit C of Exhibit 2.1 of the Original 8-K, with the proper Form of PIPE Subscription Agreement, contained in Exhibit C of Exhibit 2.1 of this Amended 8-K;

(ii)	include the signature of Dr. Jonathan M. Rothberg to the Business Combination Agreement contained in Exhibit 2.1 of this Amended 8-K, where his signature was missing from Exhibit 2.1 of the Original 8-K;

(iii)	replace Exhibit 10.2 of the Original 8-K (Form of PIPE Subscription Agreement for accredited investors) with the proper Exhibit 10.2 (Form of PIPE Subscription Agreement for accredited investors) that is being attached as Exhibit 10.2 of this Amended 8-K; and

(iv)	replace Exhibit 10.3 of the Original 8-K (Form of Subscription Agreement) to correct a date reference contained in Exhibit 10.3 of the Original 8-K.

No other changes are being made to the Original 8-K by this Amended 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of February 18, 2021, by and among HighCape Capital Acquisition Corp., Tenet Merger Sub, Inc. and Quantum-SI Incorporated.
10.2	Form of PIPE Investor Subscription Agreement for accredited investors.
10.3	Form of Subscription Agreement.

† Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and 601(b)(2). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

The exhibits to this Current Report on Form 8-K may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2021

HIGHCAPE CAPITAL ACQUISITION CORP.

By:	/s/ Matt Zuga
Name: Matt Zuga
Title: Chief Financial Officer and Chief Operating Officer